EXHIBIT 10.22

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.
Supplementary Agreement
to the Employment Agreement No. 21-38/1 dated February 01, 2021

Astana	May 2, 2024

Parties:
EMPLOYER: Public Company "Freedom Finance Global PLC", a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under the commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, having its registered office at the address Republic of Kazakhstan, Astana, Yesil district, Dostyk Street, building 16, vnp. 2 (Talan Towers Offices), represented by the Director of the Department of Human Resources Kashkimbayeva Z. Kh., acting on the basis of power of attorney No. DV-FG-2023/12/14-01 dated 12/14/2023, and

EMPLOYEE: Turlov Timur Ruslanovich, identity card No.[***] issued by the Ministry of Internal Affairs of the REPUBLIC of KAZAKHSTAN on [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this additional agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) dated 02/01/2021 No. 21-38/1 on the following:

1. Item 1. Annex No. 1 to the Contract should be worded as follows:
"1. The Employer establishes the following amount of remuneration for the Employee:
The monthly official salary of an Employee is: 91 416 099 (Ninety-one million four hundred sixteen thousand ninety-nine) tenge (taking into account contributions to compulsory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES

Employer:
Public Company
Freedom Finance Global PLC

Republic of Kazakhstan, Astana, Yesil district, Dostyk street, building 16, vnp. 2 (Talan Towers Offices)
BIN 200240900095
Bank details:
no. [***]
JSC "Bank Freedom Finance Kazakhstan"
BIC: [***]
[***]
Employee: Turlov Timur Ruslanovich ID number [***], issued on [***] by the Ministry OF Internal Affairs of THE REPUBLIC OF KAZAKHSTAN IIN [***] KAZAKHSTAN, Republic of Kazakhstan, Almaty, [***]

Director HR Department
/s/ Kashkimbayeva Z. Kh. (signature/stamp)	/s/ Turlov T. R. (signature)